SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 23, 1999

PaineWebber Mortgage Acceptance Corporation IV (as depositor under the Pooling and Master Servicing Agreement, dated as of September 1, 1999, relating to the Fremont Home Loan Trust 1999-3, Home Loan Asset Backed Certificates, Series 1999-3)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                     333-79283                   06-1204982
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)




              1285 Avenue of the Americas NEW YORK, NEW YORK 10019
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code (212) 713-2000



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



ITEM 5. Other Events

               On September 23, 1999 (the "Closing Date"), Fremont Home Loan Trust 1999-3 (the "Trust") issued the Home Loan Asset Backed Certificates, Series 1999-3, Class A-1, Class A-2 and Class B (the "Offered Certificates"), having an aggregate original principal balance of $500,507,334. The Offered Certificates were issued pursuant to a Pooling and Master Servicing Agreement, dated as of September 1, 1999 (the "Pooling and Servicing Agreement"), among PaineWebber Mortgage Acceptance Corporation IV, as depositor, Fremont Investment & Loan, as transferor and master servicer, and The Bank of New York, as trustee. The Home Loan Asset Backed Certificates, Series 1999-3, Class X and Class R (together with the Offered Certificates, the "Certificates") were also issued pursuant to the Pooling and Servicing Agreement. The Certificates represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund (the "Trust Fund"), the property of which is, as of the Closing Date, primarily comprised of two pools of fixed-rate and adjustable-rate home loans (the "Initial Pool 1 Loans" and the "Initial Pool 2 Loans", and collectively, the "Initial Loans") as described herein which are secured by first lien mortgages, deeds of trust or other similar security instruments.

               Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Pooling and Servicing Agreement). Monthly payments in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Pooling and Servicing Agreement.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.          Description
-----------          -----------

(EX-4)                Pooling    and   Master    Servicing
                      Agreement,  dated as of September 1,
                      1999, between  PaineWebber  Mortgage
                      Acceptance  Corporation  IV, Fremont
                      Investment  & Loan  and The  Bank of
                      New York.

(EX-99.1)            Certificate Guaranty Insurance Policy



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PAINEWEBBER MORTGAGE ACCEPTANCE
                                          CORPORATION IV


October 1, 1999

                                          By:      /s/ Barbara J. Dawson
                                                   ---------------------
                                                   Name:  Barbara J. Dawson
                                                   Title:  Senior Vice President


                                INDEX TO EXHIBITS


                                                                    Paper (P) or
Exhibit No.          Description                                   Electronic(E)
-----------          -----------                                   -------------

(EX-4)               Pooling and Master Servicing Agreement,         E
                     dated as of September   1,  1999,
                     among   PaineWebber Mortgage Acceptance
                     Corporation IV, Fremont  Investment &
                     Loan and The Bank of New York.

(EX-99.1)            Certificate Guaranty Insurance Policy               E